Exhibit 99.1

R.R. Donnelley & Sons Company, Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC Announce Separate Cash Tender Offers for R.R. Donnelley’s Outstanding Debt Securities for an Aggregate Purchase Price of $290,000,000

May 22, 2017 | Source: RR Donnelley

CHICAGO, May 22, 2017 (GLOBE NEWSWIRE) — R.R. Donnelley & Sons Company (“RR Donnelley” or the “Company”) (NYSE:RRD) and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC (collectively, the “Third-Party Purchasers” and, together with the Company, the “Purchasers”) today announced the commencement of separate cash tender offers for the Company’s outstanding debt securities set forth in the tables below.

Third-Party Offers

The Third-Party Purchasers are offering (the “Third-Party Offers”) to purchase for cash the debt securities of the Company listed in the table immediately below (collectively, the “2020-2021 Notes”) up to an aggregate purchase price (excluding accrued and unpaid interest) of $90,000,000 (the “Third-Party Maximum Tender Payment”).

The amount of 2020-2021 Notes of each series that are purchased on any Settlement Date (as defined below) will be determined in accordance with the Acceptance Priority Levels (as defined below) set forth in the table immediately below (the “2020-2021 Acceptance Priority Levels”) and as further described in the Offer to Purchase, with 1 being the highest 2020-2021 Acceptance Priority Level and 2 being the lowest 2020-2021 Acceptance Priority Level, in each case, subject to proration as set forth in the Offer to Purchase. Except as set forth in the next sentence, all 2020-2021 Notes validly tendered and not validly withdrawn having a higher 2020-2021 Acceptance Priority Level will be accepted before any 2020-2021 Notes tendered having a lower 2020-2021 Acceptance Priority Level are accepted pursuant to the Third-Party Offers. In addition, all 2020-2021 Notes tendered prior to the Early Tender Date (as defined below) will be accepted for purchase before any 2020-2021 Notes tendered after the Early Tender Date, regardless of the 2020-2021 Acceptance Priority Level. Accordingly, if the aggregate purchase price of 2020-2021 Notes purchased on the Early Settlement Date (as defined below) equals the Third-Party Maximum Tender Payment, the Third-Party Purchasers will not purchase any Notes on the Final Settlement Date (as defined below).

				Per $1,000 principal amount of Notes Tendered
Title of Security	CUSIP Number/ISIN	Principal Amount Outstanding	2020-2021 Acceptance Priority Level	Tender Offer Consideration	Early Tender Premium	Total Consideration(1)
7.625% Notes due 2020	257867AW1/ US257867AW18	$350,000,000	1	$1,090.00	$30.00	$1,120.00
7.875% Notes due 2021	74978DAA2/ US74978DAA28	$450,000,000	2	$1,070.00	$30.00	$1,100.00

(1)	Includes Early Tender Premium.

Company Offers

The Company is separately offering (the “Company Offers” and, together with the Third-Party Offers, the “Offers”) to purchase for cash the debt securities of the Company listed in the table immediately below (collectively, the “2023-2029 Notes” and, together with the 2020-2021 Notes, the “Notes” and each a “series” of Notes) up to an aggregate purchase price (excluding accrued and unpaid interest) of $200,000,000 (the “Company Maximum Tender Payment” and, together with the Third-Party Maximum Tender Payment, the “Maximum Tender Payments”); provided that the Company will not accept for purchase (i) 6.500% Notes due 2023 (the “2023 Notes”) with an aggregate purchase price (excluding accrued and unpaid interest) of more than $60,000,000 (the “2023 Tender Cap”), (ii) 6.000% Notes due 2024 (the “2024 Notes”) with an aggregate purchase price (excluding accrued and unpaid interest) of more than $80,000,000 (the “2024 Tender Cap”) and (iii) 6.625% Notes due 2029 (the “2029 Notes”) with an aggregate purchase price (excluding accrued and unpaid interest) of more than $60,000,000 (the “2029 Tender Cap” and, together with the 2023 Tender Cap and the 2024 Tender Cap, the “Tender Caps”). The Company reserves the right to increase the Tender Cap of any series by an amount not to exceed the difference between the aggregate purchase price (excluding accrued and unpaid interest) of another series and the Tender Cap of that series.

The amount of 2023-2029 Notes of each series that are purchased on any Settlement Date will be determined in accordance with the Acceptance Priority Levels set forth in the table immediately below (the “2023-2029 Acceptance Priority Levels” and, together with the 2020-2021 Acceptance Priority Levels, the “Acceptance Priority Levels”), with 1 being the highest 2023-2029 Acceptance Priority Level and 3 being the lowest 2023-2029 Acceptance Priority Level, in each case, subject to the Tender Caps and proration as set forth in the Offer to Purchase. In addition, all 2023-2029 Notes tendered prior to the Early Tender Date will be accepted for purchase before any 2023-2029 Notes tendered after the Early Tender Date, regardless of the 2023-2029 Acceptance Priority Level. Accordingly, if the aggregate purchase price of any series of the 2023-2029 Notes purchased on the Early Settlement Date equals the applicable Tender Cap, the Company will not purchase any Notes of such series on the Final Settlement Date. Further, if the aggregate purchase price of 2023-2029 Notes purchased on the Early Settlement Date equals the Company Maximum Tender Payment, the Company will not purchase any Notes on the Final Settlement Date.

					Per $1,000 principal amount of Notes Tendered
Title of Security	CUSIP Number/ISIN	Principal Amount Outstanding	Tender Cap(2)(3)	2023-2029 Acceptance Priority Level	Tender Offer Consideration	Early Tender Premium	Total Consideration(1)
6.625% Notes due 2029	257867AG6/ US257867AG67	$200,000,000	$60,000,000	1	$935.00	$30.00	$965.00
6.500% Notes due 2023	257867BA8/ US257867BA88	$350,000,000	$60,000,000	2	$980.00	$30.00	$1,010.00
6.000% Notes due 2024	257867BB6/ US257867BB61	$400,000,000	$80,000,000	3	$950.00	$30.00	$980.00

(1)	Includes Early Tender Premium.
(2)	The Tender Caps apply to the aggregate purchase price (excluding accrued and unpaid interest) of the applicable series of Notes.
(3)	The Company reserves the right to increase the Tender Cap of any series by an amount not to exceed the difference between the aggregate purchase price (excluding accrued and unpaid interest) of another series and the Tender Cap of that series. The Company may also increase, decrease or eliminate any of the Tender Caps, in each case, without extending the Withdrawal Deadline or otherwise reinstating withdrawal rights of Holders, subject to applicable law.

Additional Information about the Offers

The tender offers are being made pursuant to an Offer to Purchase, dated May 22, 2017 (the “Offer to Purchase”), and a related Letter of Transmittal the “Letter of Transmittal”), which set forth a more detailed description of the Offers.

Subject to the terms and conditions of the Offer to Purchase (and any amendments or supplements thereto), the Third-Party Purchasers will only accept for purchase as many of the 2020-2021 Notes as the Third-Party Purchasers can purchase with cash up to the Third-Party Maximum Tender Payment and the Company will only accept for purchase as many of the 2023-2029 Notes as the Company can purchase with cash up to the Company Maximum Tender Payment and the applicable Tender Cap. If purchasing all of the validly tendered Notes of a series of an applicable Acceptance Priority Level on any Settlement Date would cause the Third-Party Maximum Tender Payment or Company Maximum Tender Payment and any Tender Cap, as applicable, to be exceeded, the amount of that series of Notes purchased on that Settlement Date will be prorated based on the aggregate principal amount of that series of Notes tendered in respect of that Settlement Date, such that the Third-Party Maximum Tender Payment or Company Maximum Tender Payment and the Tender Caps, as applicable, will not be exceeded.

The Offers will expire at 11:59 p.m., New York City time, on June 19, 2017 (the “Expiration Date”), unless extended or earlier terminated. Holders must validly tender and not validly withdraw their Notes at or prior to 5:00 p.m., New York City time, on June 5, 2017 (such date and time, as may be extended, the “Early Tender Date”) to be eligible to receive the applicable Total Consideration (as set forth in the applicable table above). Subject to the terms and conditions of the Offers, holders who validly tender Notes after the Early Tender Date and on or prior to the Expiration Date will be eligible to receive the Tender Offer Consideration for Notes of that series (which is equal to the Total Consideration minus the applicable Early Tender Premium) (as set forth in the applicable table above). In addition, Holders of Notes accepted for purchase will receive accrued and unpaid interest on such Notes from the applicable last interest payment date to, but not including, the applicable Settlement Date. Any Third-Party Offer may be extended or amended without a corresponding extension or amendment of any other Third-Party Offer or the Company Offers, and vice versa.

Subject to the application of the 2020-2021 Acceptance Priority Levels and all conditions to the Third-Party Offers having been satisfied or waived by the Third-Party Purchasers with respect to such purchases, on a date following the Early Tender Date and before the Expiration Date (the “Early Settlement Date”), the Third-Party Purchasers expect to purchase any 2020-2021 Notes validly tendered and accepted for purchase at or prior to the Early Tender Date. The maximum aggregate purchase price (excluding accrued and unpaid interest) of 2020-2021 Notes that will be purchased on the Early Settlement Date will not exceed the Third-Party Maximum Tender Payment.

Subject to the application of the Tender Caps, the 2023-2029 Acceptance Priority Levels and all conditions to the Company Offers having been satisfied or waived by the Company with respect to such purchases, on the Early Settlement Date, the Company expects to purchase any 2023-2029 Notes validly tendered and accepted for purchase at or prior to the Early Tender Date. The maximum aggregate purchase price (excluding accrued and unpaid interest) of 2023-2029 Notes that will be purchased on the Early Settlement Date will not exceed the applicable Tender Cap and is subject to the Company Maximum Tender Payment.

The Early Settlement Date will be determined at the option of the Purchasers and is currently expected to occur on June 7, 2017, subject to all conditions to the Offers having been satisfied or waived by the applicable Purchaser(s) with respect to such purchases.

If the aggregate purchase price of 2020-2021 Notes purchased on the Early Settlement Date equals the Third-Party Maximum Tender Payment, the Third-Party Purchasers will not purchase any 2020-2021 Notes on the Final Settlement Date. If the aggregate purchase price of 2020-2021 Notes tendered on the Early Tender Date is less than the Third-Party Maximum Tender Payment, the Third-Party Purchasers will purchase any remaining 2020-2021 Notes that have been validly tendered by the Expiration Date, subject to the Third-Party Maximum Tender Payment, the application of the 2020-2021 Acceptance Priority Levels and all conditions to the Third-Party Offers having been satisfied or waived by the Third-Party Purchasers with respect to such purchases, on a date following the Expiration Date (the “Final Settlement Date” and each of the Early Settlement Date and Final Settlement Date, a “Settlement Date”), subject to proration as set forth in the Offer to Purchase.

If the aggregate purchase price of 2023-2029 Notes purchased on the Early Settlement Date equals the Company Maximum Tender Payment, the Company will not purchase any 2023-2029 Notes on the Final Settlement Date. If the aggregate purchase price of 2023-2029 Notes tendered on the Early Tender Date is less than the Company Maximum Tender Payment, the Company will purchase any remaining 2023-2029 Notes that have been validly tendered by the Expiration Date, subject to the Company Maximum Tender Payment, the Tender Caps, the application of the 2023-2029 Acceptance Priority Levels and all conditions to the Company Offers having been satisfied or waived by the Company with respect to such purchases, on the Final Settlement Date, subject to proration as set forth in the Offer to Purchase.

The Final Settlement Date is expected to occur promptly following the Expiration Date, subject to all conditions to the respective Offers having been satisfied or waived by the applicable Purchaser(s).

The expected Final Settlement Date is June 21, 2017, unless extended by the applicable Purchaser(s) with respect to the Offer(s) by such Purchaser(s), assuming all conditions to the Offers have been satisfied or waived by the applicable Purchaser(s) with respect to each Offer.

Subject to applicable law, the Third-Party Purchasers may extend or otherwise amend the Early Tender Date or the Expiration Date with respect to the Third-Party Offers, or the Third-Party Purchasers may increase or decrease the Third-Party Maximum Tender Payment, in each case, without extending the deadline for withdrawal or otherwise reinstating withdrawal rights of holders of Notes, and the Company may extend or otherwise amend the Early Tender Date or the Expiration Date with respect to the Company Offers, or the Company may increase or decrease the Company Maximum Tender Payment. The Company may also increase, decrease or eliminate any of the Tender Caps, in each case, without extending the deadline for withdrawal or otherwise reinstating withdrawal rights of holders of Notes, subject to applicable law. Subject to applicable law, the applicable Purchaser(s) with respect to each Offer reserve(s) the right to terminate, withdraw, amend or extend such Offer without also terminating, withdrawing, amending or extending any other Offer. The Company Offers and the Third-Party Offers are being made independently, and any change to the Company Offers will not necessarily result in a change to the Third-Party Offers and any change to the Third-Party Offers will not necessarily result in a change to the Company Offers. The Purchasers’ obligations with regard to the Offers are conditioned on the satisfaction or waiver of certain conditions set forth in the Offer to Purchase.

Withdrawal rights for the Offers will expire at 5:00 p.m., New York City time, on June 5, 2017, unless extended or as otherwise required by law.

RR Donnelley has retained Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC to serve as dealer managers for the Company Offers. Global Bondholder Services Corporation has been retained to serve as the depositary and information agent for the Offers. There are no dealer managers for the Third-Party Offers.

For additional information regarding the terms of the Third-Party Offers, please contact Citigroup Global Markets Inc. at (800) 558-3745 (toll free) or (212) 723-6106 (collect), Merrill Lynch, Pierce, Fenner & Smith Incorporated at (888) 292-0070 (toll free) or (980) 388-3646 (collect), J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-4811 (collect) and Wells Fargo Securities, LLC at (866) 309-6316 (toll free) or (704) 410-4760 (collect).

For additional information regarding the terms of the Company Offers, please contact one of the dealer managers for the Company Offers: Citigroup Global Markets Inc. at (800) 558-3745 (toll free) or (212) 723-6106 (collect), Merrill Lynch, Pierce, Fenner & Smith Incorporated at (888) 292-0070 (toll free) or (980) 388-3646 (collect), J.P. Morgan Securities LLC at (866) 834-4666 (toll free) or (212) 834-4811 (collect) and Wells Fargo Securities, LLC at (866) 309-6316 (toll free) or (704) 410-4760 (collect).

The Offer to Purchase and the related Letter of Transmittal are expected to be distributed to holders of Notes beginning today. Copies of the Offer to Purchase and the Letter of Transmittal related to the Offers may also be obtained at no charge from Global Bondholder Services Corporation.

None of RR Donnelley, its Board of Directors, the Third-Party Purchasers, the information agent and depositary or the dealer managers for the Company Offers makes any recommendation as to whether holders of the Notes should tender or refrain from tendering the Notes. Holders must make their own decision as to whether to tender any of their Notes, and, if so, the principal amount of Notes to tender.

This announcement does not constitute an offer to purchase or a solicitation of an offer to sell securities. The Offers are being made solely by means of the Offer to Purchase and the related Letter of Transmittal. In any jurisdiction where the laws require a tender offer to be made by a licensed broker or dealer, the Company Offers will be deemed to be made on behalf of the Company by the dealer managers, or one or more registered brokers or dealers under the laws of such jurisdiction.

About RR Donnelley

RRD is a leading global provider of integrated multichannel marketing and business communications solutions. With 50,000 customers and 43,000 employees across 34 countries, RRD offers a comprehensive portfolio of capabilities, experience and scale that enables organizations around the world to effectively create, manage, deliver and optimize their multichannel communications strategies.

For more information, visit the Company’s website at www.rrd.com.

Use of Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this news release and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Readers are strongly encouraged to read the full cautionary statements contained in RR Donnelley’s filings with the SEC. RR Donnelley disclaims any obligation to update or revise any forward-looking statements.

Investor Contact:

Brian Feeney, Senior Vice President, Investor Relations

Telephone: 630-322-6908

E-mail: brian.feeney@rrd.com